EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ariba, Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert M. Calderoni, as Chief Executive Officer of the Company, and Ahmed Rubaie, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/S/ ROBERT M. CALDERONI
Robert M. Calderoni Chief Executive Officer

May 6, 2010

/S/ AHMED RUBAIE
Ahmed Rubaie Executive Vice President and Chief Financial Officer

May 6, 2010